Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of the 28th day of February, 2012, by and among TRIANGLE CAPITAL CORPORATION, a Maryland corporation (the “Borrower”), the INITIAL GUARANTORS identified in the Credit Agreement (as defined below) (the “Guarantors”), BRANCH BANKING AND TRUST COMPANY (the “Administrative Agent”), and all of the LENDERS, as defined in the Credit Agreement (the “Lenders”).

R E C I T A L S:

The Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into a certain Credit Agreement dated as of May 9, 2011, as amended by the Supplement and Joinder Agreement dated November 1, 2011 (collectively, the “Credit Agreement”). Capitalized terms used in this Amendment that are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

The Borrower and the Guarantors have requested that the Administrative Agent and the Lenders amend the Credit Agreement.

The Lenders, the Administrative Agent, the Guarantors and the Borrower desire to amend the Credit Agreement upon the terms and conditions hereinafter set forth to allow the issuance of additional debt.

NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Administrative Agent and the Lenders, intending to be legally bound hereby, agree as follows:

SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

SECTION 2. Amendment to Credit Agreement. The Credit Agreement is hereby amended as set forth in this Section 2.

SECTION 2.01. Amendment to Section 5.31. New subsection (f) is hereby added to Section 5.31 as follows:

; and (f) Debt evidenced by the Borrower’s unsecured 7.00% Senior Notes due March 15, 2019 in the aggregate principal amount of up to $69,000,000 issued pursuant to the Indenture dated on or about March 2, 2012 between the Borrower and The Bank of New York Mellon Trust Company, N.A. and the First Supplemental Indenture dated on or about March 2, 2012 between the Borrower and The Bank of New York Mellon Trust Company, N.A.

SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Lenders hereunder are subject to the following conditions, unless the Required Lenders waive such conditions:

(a) The Borrower shall have delivered to the Administrative Agent the following in form and substance satisfactory to the Administrative Agent:

(i) duly executed counterparts of this Amendment signed by the Borrower and the Guarantors; and

(ii) such other documents or items that the Administrative Agent, the Lenders or their counsel may reasonably request.

(b) The Borrower shall have paid to the Administrative Agent, upon application with appropriate documentation, all reasonable costs and expenses of the Administrative Agent, including reasonable fees, charges and disbursements of counsel for the Administrative Agent, incurred in connection with this Amendment and the transactions contemplated herein.

SECTION 4. No Other Amendment. Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. On and after the First Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Lenders and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Notes. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, and the other Loan Documents being hereby ratified and affirmed. The Borrower hereby expressly agrees that the Credit Agreement, as amended, and the other Loan Documents are in full force and effect.

SECTION 5. Representations and Warranties. The Borrower and the Guarantors hereby represent and warrant to each of the Lenders as follows:

(a) (i) All representations and warranties of the Borrower and the Guarantors contained in the Loan Documents are true and correct (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date), (ii) immediately after giving effect to this Amendment, the Borrower is in compliance with the covenants contained in Article V of the Credit Agreement, and (iii) no Default or Event of Default has occurred and is continuing, both immediately before and after giving effect to this Amendment.

(b) The Borrower and the Guarantors have the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder or thereunder to be done, observed and performed by them.

(c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and the Guarantors and constitutes the legal, valid and binding obligations of the Borrower and the Guarantors enforceable against them in accordance with their respective terms.

(d) The execution and delivery of this Amendment and the performance by the Borrower and the Guarantors hereunder and thereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation, bylaws or other organizational documents of the Borrower, or any Guarantor that is a corporation, the articles of organization or operating agreement of any Guarantor that is a limited liability company, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which any Borrower, or any Guarantor is party or by which the assets or properties of the Borrower and the Guarantors are or may become bound.

SECTION 6. Counterparts; Governing Law. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. This Amendment shall be construed in accordance with and governed by the laws of the State of North Carolina.

SECTION 7. Amendment. This Amendment may not be amended or modified without the written consent of the Lenders.

SECTION 8. Effective Date. The date on which the conditions set forth in this Amendment have been satisfied shall be the “First Amendment Effective Date” of this Amendment.

SECTION 9. Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

SECTION 10. Consent by Guarantors. The Guarantors consent to the foregoing amendments. The Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement as hereby amended, the Credit Agreement, as hereby amended, being hereby ratified and affirmed. In furtherance and not in limitation of the foregoing, the Guarantors acknowledge and agree that the “Guaranteed

Obligations” (as defined in the Credit Agreement) include, without limitation, the indebtedness, liabilities and obligations evidenced by the Notes and the Advances made under the Credit Agreement as hereby amended. The Guarantors hereby expressly agree that the Credit Agreement, as hereby amended, is in full force and effect.

SECTION 11. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 12. Notices. All notices, requests and other communications to any party to the Loan Documents, as amended hereby, shall be given in accordance with the terms of Section 9.01 of the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers and representatives to execute and deliver, this Agreement as of the day and year first above written.

BORROWER

TRIANGLE CAPITAL CORPORATION

By:	/s/ Steven C. Lilly

Name:	Steven C. Lilly
Title:	Chief Financial Officer

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INITIAL GUARANTORS

ARC INDUSTRIES HOLDINGS, INC.

By:	/s/ Steven C. Lilly

Name:	Steven C. Lilly

Title:	Secretary

BRANTLEY HOLDINGS, INC.

By:	/s/ Steven C. Lilly

Name:	Steven C. Lilly

Title:	Secretary

ENERGY HARDWARE HOLDINGS, INC.

By:	/s/ Steven C. Lilly

Name:	Steven C. Lilly

Title:	Secretary

MINCO HOLDINGS, INC.

By:	/s/ Steven C. Lilly

Name:	Steven C. Lilly

Title:	Secretary

PEADEN HOLDINGS, INC.

By:	/s/ Steven C. Lilly

Name:	Steven C. Lilly

Title:	Secretary

TECHNOLOGY CROPS HOLDINGS, INC.

By:	/s/ Steven C. Lilly

Name:	Steven C. Lilly

Title:	Secretary

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BRANCH BANKING AND TRUST COMPANY
as Administrative Agent and as a Lender

By:	/s/ William B. Keene

Name:	William B. Keene
Title:	Vice President

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FIFTH THIRD BANK
as a Lender

By:	/s/ Robert B. Weaver

Name:	Robert B. Weaver

Title:	Vice President

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MORGAN STANLEY BANK, N.A.
as a Lender

By:	/s/ Harry Comninellis

Name:	Harry Comninellis

Title:	Authorized Signatory

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